STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 003 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and Dividend Income	$ 40,389,472	$ 35,028,025
Net Appreciation in Fair Value of Investments	91,286,941	68,868,128
Total Investment Income	131,676,413	103,896,153
Interest Income on Notes Receivable from Participants	650,757	551,067
Contributions:
Employee	27,737,086	25,412,578
Employer	18,503,798	15,914,137
Rollover	3,836,110	2,041,150
Total Contributions	50,076,994	43,367,865
Deductions:
Benefits Paid to Participants	60,598,545	54,894,454
Administrative Expenses	840,597	784,281
Total Deductions	61,439,142	55,678,735
INCREASE IN NET ASSETS	120,965,022	92,136,350
Net Assets Available for Benefits
Beginning of Year	843,466,787	751,330,437
End of Year	$ 964,431,809	$ 843,466,787